SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 25, 2001

                            AMERADA HESS CORPORATION
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               (Exact name of Registrant as Specified in Charter)

             DELAWARE                   No. 1-1204             No. 13-4921002
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 (State or other jurisdiction of     (Commission File          (IRS Employer
          incorporation)                  Number)           Identification No.)

          1185 Avenue Of the Americas                             10036
          New York, New York
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 (Address of Principal Executive Offices)                       (Zip Code)

 Registrant's telephone number, including area code: (212) 997-8500
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

On July 25, 2001, Amerada Hess Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2001. Filed and incorporated herein by reference is the text of the press release dated July 25, 2001, which press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed as part of this Report:

99.1 Press Release dated July 25, 2001.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2001

                                         AMERADA HESS CORPORATION



                                              By:  /s/ John Y. Schreyer
                                                   ----------------------------
                                              Name:  John Y. Schreyer
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                   Description

99.1                                          Press Release dated July 25, 2001